Exhibit 24.1

POWER OF ATTORNEY

The undersigned, being a director of LANDS’ END, INC., a Delaware corporation (the “Company”), does hereby constitute and appoint EDGAR O. HUBER, MICHAEL P. ROSERA and KARL A. DAHLEN with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys, to execute, file, and deliver all instruments and generally to do all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Company to comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended and all requirements of the Securities and Exchange Commission in respect thereto, relating to the Registration Statement on Form S-8 relating to the Lands’ End 2014 Stock Plan (the “Form S-8”) and any amendments (including post-effective amendments) and/or supplements to the Form S-8 including specifically, but without limitation of the general authority hereby granted, the power and authority to sign her name as a director of the Company, as indicated below opposite her signature, to the Form S-8 and any amendments and/or supplements thereto; and the undersigned does hereby fully ratify and confirm all that said attorneys and agents or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

Dated April 4, 2014.

Signature	Title

/s/ Elizabeth Darst Leykum Elizabeth Darst Leykum	Director

POWER OF ATTORNEY

The undersigned, being a director of LANDS’ END, INC., a Delaware corporation (the “Company”), does hereby constitute and appoint EDGAR O. HUBER, MICHAEL P. ROSERA and KARL A. DAHLEN with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys, to execute, file, and deliver all instruments and generally to do all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Company to comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended and all requirements of the Securities and Exchange Commission in respect thereto, relating to the Registration Statement on Form S-8 relating to the Lands’ End 2014 Stock Plan (the “Form S-8”) and any amendments (including post-effective amendments) and/or supplements to the Form S-8 including specifically, but without limitation of the general authority hereby granted, the power and authority to sign her name as a director of the Company, as indicated below opposite her signature, to the Form S-8 and any amendments and/or supplements thereto; and the undersigned does hereby fully ratify and confirm all that said attorneys and agents or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

Dated April 4, 2014.

Signature	Title

/s/ Tracy Gardner Tracy Gardner	Director

POWER OF ATTORNEY

The undersigned, being a director of LANDS’ END, INC., a Delaware corporation (the “Company”), does hereby constitute and appoint EDGAR O. HUBER, MICHAEL P. ROSERA and KARL A. DAHLEN with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys, to execute, file, and deliver all instruments and generally to do all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Company to comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended and all requirements of the Securities and Exchange Commission in respect thereto, relating to the Registration Statement on Form S-8 relating to the Lands’ End 2014 Stock Plan (the “Form S-8”) and any amendments (including post-effective amendments) and/or supplements to the Form S-8 including specifically, but without limitation of the general authority hereby granted, the power and authority to sign her name as a director of the Company, as indicated below opposite her signature, to the Form S-8 and any amendments and/or supplements thereto; and the undersigned does hereby fully ratify and confirm all that said attorneys and agents or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

Dated April 4, 2014.

Signature	Title

/s/ Josephine Linden Josephine Linden	Director

POWER OF ATTORNEY

The undersigned, being a director of LANDS’ END, INC., a Delaware corporation (the “Company”), does hereby constitute and appoint EDGAR O. HUBER, MICHAEL P. ROSERA and KARL A. DAHLEN with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys, to execute, file, and deliver all instruments and generally to do all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Company to comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended and all requirements of the Securities and Exchange Commission in respect thereto, relating to the Registration Statement on Form S-8 relating to the Lands’ End 2014 Stock Plan (the “Form S-8”) and any amendments (including post-effective amendments) and/or supplements to the Form S-8 including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his name as a director of the Company, as indicated below opposite his signature, to the Form S-8 and any amendments and/or supplements thereto; and the undersigned does hereby fully ratify and confirm all that said attorneys and agents or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

Dated April 4, 2014.

Signature	Title

/s/ Jignesh M. Patel Jignesh M. Patel	Director

POWER OF ATTORNEY

The undersigned, being a director of LANDS’ END, INC., a Delaware corporation (the “Company”), does hereby constitute and appoint EDGAR O. HUBER, MICHAEL P. ROSERA and KARL A. DAHLEN with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys, to execute, file, and deliver all instruments and generally to do all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Company to comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended and all requirements of the Securities and Exchange Commission in respect thereto, relating to the Registration Statement on Form S-8 relating to the Lands’ End 2014 Stock Plan (the “Form S-8”) and any amendments (including post-effective amendments) and/or supplements to the Form S-8 including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his name as a director of the Company, as indicated below opposite his signature, to the Form S-8 and any amendments and/or supplements thereto; and the undersigned does hereby fully ratify and confirm all that said attorneys and agents or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

Dated April 4, 2014.

Signature	Title

/s/ Jonah Staw Jonah Staw	Director